SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported): September 20, 2011

LIVEWIRE ERGOGENICS INC.
 (Exact Name Of Registrant As Specified In Charter)

Nevada	333-149158	26-1212244
(State Or Other Jurisdiction Of Incorporation Or Organization)	(Commission File No.)	(IRS Employee Identification No.)

1260 N. Hancock Street, Suite 105
Anaheim, CA 92807
(Current Address of Principal Executive Offices)

Phone number: 714-777-7873
(Issuer Telephone Number)

SF Blu Vu, Inc.
4695 MacArthur Court, Suite 1430
Newport Beach, CA 92660
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.03                      Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year

On September 9, 2011, the Registrant filed a Certificate of Amendment with the Nevada Secretary of State to change its name from SF Blu Vu, Inc. to LIVEWIRE ERGOGENICS INC.  The amendment was effective on September 20, 2011.  The Registrant’s name change was effective for trading purposes on October 7, 2011 and its common stock now trades under the symbol “LVVV”.  A copy of the Certificate of Amendment is included as Exhibit 3.1

Item 5.07                      Submission of Matters to a Vote of Security Holders

On September 9, 2011, the stockholders with a majority of the voting power of the registrant took action by written consent under Nevada law to change the name of the Registrant from SF Blu Vu, Inc. to LIVEWIRE ERGOGENICS INC.  The amendment was effective on September 20, 2011.  The Registrant’s name change was effective for trading purposes on October 7, 2011 and its common stock now trades under the symbol “LVVV”.  A copy of the Certificate of Amendment is included as Exhibit 3.1.

Section 9                      Financial Statement and Exhibits

Item 9.01                      Financial Statement and Exhibits

3.1	Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEWIRE ERGOGENICS INC.

Dated: November 14, 2011	By:	/s/Bill J. Hodson
Bill Hodson
Chief Executive Officer

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